Reserve and Related Financial Data (SMOG)-Unaudited	12 Months Ended
Dec. 31, 2018
Text Block [Abstract]
Reserve and Related Financial Data (SMOG)-Unaudited

15. Reserve and Related Financial Data (SMOG)—Unaudited

Oil and Natural Gas Reserves

Proved reserves represent quantities of oil, natural gas and NGLs which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be recoverable in the future from known reservoirs under existing economic conditions, operating methods and government regulations. Proved developed reserves are proved reserves which can be expected to be recovered through existing wells with existing equipment, infrastructure and operating methods. Proved reserves were estimated in accordance with guidelines established by the SEC, which require that reserve estimates be prepared under existing economic and operating conditions based upon the 12-month unweighted average of the first-day-of-the-month prices.

The reserves at December 31, 2018 presented below were audited by CG&A and the reserves at December 31, 2017 presented below were prepared by CG&A. Estimates of proved reserves are inherently imprecise and are continually subject to revision based on production history, results of additional exploration and development, price changes and other factors. The reserves are located in various fields in Texas, New Mexico, Oklahoma, Colorado, Wyoming, North Dakota, Montana and Pennsylvania. All of the proved reserves are located in the continental United States.

	Crude Oil (MBbl)	Natural Gas (Mmcf)	NGL (MBbl)	Total (MBoe)
Proved reserve quantities, December 31, 2016	7,174	22,991	2,356	13,363
Sales of minerals-in-place	(1,291)	(815)	(200)	(1,627)
Extentions and discoveries	1,548	6,012	709	3,259
Acquisitions	2,141	9,380	1,116	4,820
Revisions of previous estimates	(394)	2,601	108	147
Production	(454)	(1,768)	(109)	(858)

Proved reserve quantities, December 31, 2017	8,724	38,401	3,980	19,104
Sales of minerals-in-place	—	—	—	—
Extentions and discoveries	1,765	5,285	562	3,208
Acquisitions	3,669	13,862	1,374	7,354
Revisions of previous estimates	(390)	(3,245)	(577)	(1,508)
Production	(777)	(2,507)	(222)	(1,417)

Proved reserve quantities, December 31, 2018	12,991	51,796	5,117	26,741
Proved developed reserve quantities:
December 31, 2017	2,804	13,028	1,185	6,160
December 31, 2018	6,067	21,735	1,898	11,588
Proved undeveloped reserve quantities:
December 31, 2017	5,920	25,373	2,795	12,944
December 31, 2018	6,924	30,061	3,219	15,153

Changes in proved reserves that occurred during 2018 were primarily due to:

•	the acquisition of additional mineral and royalty interests located in the Permian, DJ, Anadarko and Williston Basins in multiple transactions, which included 7,354 MBoe of additional proved reserves;

•

well additions, extensions and discoveries of approximately 3,208 MBoe, as 555 horizontal well locations were converted from probable, possible and contingent resources to proved, due to continuous activity and delineation of additional zones on our mineral and royalty interests; and

•

net negative volume revisions of approximately 1,508 MBoe. These revisions were comprised of 536 MBoe of positive revisions attributable to pricing and were offset by negative revisions of 1,100 MBoe attributable to operator development timing as well as 944 MBoe of revisions associated with unit configuration and EUR adjustments to existing proved locations.

Changes in proved reserves that occurred during 2017 were primarily due to:

•	the acquisition of additional mineral and royalty interests located in the Permian, DJ, Anadarko and Williston Basins in multiple transactions, which included 4,820 MBoe of additional proved reserves;

•

well additions, extensions and discoveries of approximately 3,259 MBoe, as 854 horizontal well locations were converted from probable, possible and contingent resources to proved, due to continuous activity and delineation of additional zones on our mineral and royalty interests;

•	the divestiture of 1,627 MBoe through one sale of mineral and royalty interests located in the Permian Basin; and

•

positive volume revisions of approximately 2,581 MBoe attributable primarily to increased recovery in close proximity to our mineral and royalty interests, partially offset by negative revisions of approximately 2,434 MBoe, attributable primarily to operator development timing and revision of existing proved locations.

Standardized Measure of Discounted Future Net Cash Flows

Guidelines prescribed in FASB’s Accounting Standards Codification (“ASC”) Topic 932 Extractive Industries—Oil and Gas, have been followed for computing a standardized measure of future net cash flows and changes therein relating to estimated proved reserves. Future cash inflows are determined by applying prices and costs, including transportation, quality and basis differentials, to the year-end estimated quantities of oil, natural gas and NGLs to be produced in the future. The resulting future net cash flows are reduced to present value amounts by applying a ten percent annual discount factor.

The assumptions used to compute the standardized measure are those prescribed by the FASB and the SEC. These assumptions do not necessarily reflect Brigham Resources’ expectations of actual revenues to be derived from those reserves, nor their present value. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these reserve quantity estimates are the basis for the valuation process. Reserve estimates are inherently imprecise and estimates of new discoveries and undeveloped locations are more imprecise than estimates of established proved producing oil and gas properties. Accordingly, these estimates are expected to change as future information becomes available. The standardized measure excludes federal income taxes as Brigham Resources is a limited liability company and not subject to federal income taxes; however, Brigham Resources is subject to state taxes.

The following summary sets forth the future net cash flows relating to proved oil and gas reserves based on the standardized measure prescribed in ASC Topic 932:

	For the Year Ended December 31,
	2018	2017
	(in thousands)
Future crude oil, natural gas and NGL sales	$1,049,141	$595,874
Future severance tax and ad valorem taxes	(70,248)	(40,225)
Future income tax expense	(144,421)	(1,151)

Future net cash flows	834,472	554,498
10% annual discount	(391,013)	(238,030)

Standardized measure of discounted future net cash flows	$443,459	$316,468

The following prices were used in the determination of standardized measure:

	For the Year Ended December 31,
	2018	2017
Oil (per Bbl)	$61.31	$47.80
Natural gas (per MMBtu)	2.51	2.74
NGLs (per Bbl)	23.98	18.56

These prices were based on the 12-month arithmetic average first-of-month West Texas Intermediate (“WTI”) price of oil and Henry Hub price of natural gas. The NGL pricing varied by basin at 22% to 41% of WTI. All prices have been adjusted for transportation, quality, basis differentials and post-production costs.

The principal sources of change in the standardized measure of discounted future net cash flows are:

	For the Year Ended December 31,
	2018	2017
	(in thousands)
Standardized measure of discounted future net cash flows, beginning of the year	$316,468	$185,752
Changes in the year resulting from:
Sales, less production costs and taxes	(52,278)	(26,711)
Revisions of previous quantity estimates	(22,942)	4,894
Extensions, discoveries and other additions	71,668	56,511
Net change in prices and production costs	71,770	30,565
Accretion of discount	31,713	18,612
Purchase of reserves in place	148,580	79,190
Divestitures of reserves in place	—	(26,742)
Net change in income Tax	(75,369)	(298)
Timing differences and other	(46,151)	(5,305)

Standardized measure of discounted future net cash flows, end of the year	$443,459	$316,468

Capitalized oil and natural gas costs

The aggregate amounts of costs capitalized for oil and natural gas producing activities and related aggregate amounts of accumulated depletion follow:

	For the Year Ended December 31,
	2018	2017
	(in thousands)
Oil and gas properties, at cost, using full cost method of accounting:
Not subject to depletion	$228,151	$168,691
Subject to depletion	289,851	152,354

Total oil and gas properties, at cost	518,002	321,045
Less accumulated depreciation, depletion and amortization	(27,628)	(14,210)

Total oil and gas properties, net	$490,374	$306,835

Costs incurred in oil and natural gas activities

The following costs were incurred in oil and natural gas producing activities:

	For the Year Ended December 31,
	2018	2017
	(in thousands)
Acquisition of properties
Unevaluated	$59,460	$50,224
Evaluated	137,496	51,862

Total	$196,956	$102,086